investor presentation • Fourth Quarter 2021 Exhibit 99.1

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2020, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp Financial Performance Appendix 4 presentation contents our footprint 5 Commercial C&I, O-CRE, ABL, Equipment Finance, Treasury, Bannockburn Global Forex Retail Banking Consumer, Small Business Mortgage Banking NASDAQ: FFBC Headquarters: Cincinnati, Ohio Founded: 1863 Banking Centers: 139 Employees: 1,994 Market Cap (12/31/21): $2.3B Dividend Yield (12/31/21): 3.8% TCE Ratio: 7.58% Wealth Management / Affluent Banking Investment Commercial Real Estate Commercial Finance Oak Street Funding / Franchise Summit Funding Group Lines of Business 1.54% Adj. PTPP ROAA(1) $16.3B in assets $9.3B/$12.9B loans / deposits $5.0B wealth management 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

key investment highlights Proven & sustainable business model spanning 150+ years • Well managed through past credit cycles • Conservative operating philosophy • Consistent profitability – 125 consecutive quarters Premier Midwest franchise with top quartile performance High quality balance sheet & robust capital position (10.84% CET1 / 7.58% TCE) Prudent risk management & credit culture with strong asset quality Increased scale to continue investments in technology Track record of well-executed acquisitions with a well-defined M&A strategy Experienced and proven management team 6 complementary market centric strategies Loans $2.8B / Deposits $3.3B Loans $1.5B / Deposits $5.2B Loans $3.9B / Deposits $4.1B 7 Note: Headquarters loan and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances. Loans $1.1B / Deposits $0.3B

The number of Trust & Investments and RPS relationships are updated as of 9/30/21. All other data as of 12/31/21. 8 diversified lines of business

9 revenue growth strategies Distribution Technology Talent Product & Pricing • Regional pricing strategy • Treasury Management product investments • Investments in Product Management DefinedModels • Community • Metro • Headquarters • National • Digital Enterprise Data Management • Investment in data warehouse • Enabling data as a strategic asset • Connection into CRM platform StaffingModel • Defined new company FTE targets • Larger salesforce intargeted Lines of Business Culture • Diversity and inclusion is a strategic priority • Refreshed Corporate Strategic Intent • Attraction/recruitment engagement and retention programs Capacity Plans • Increased physical distribution network • Closed 58 locations in last 4 years • Aligned sales teams to distribution models Expanded Capabilities • Acquired Bannockburn enabling us to provide foreign exchange services • Rollout of “in-house” derivatives desk capabilities • Investment in Wealth Mgmt.: • Business succession • Fixed income strategies • Alternative investments • Improved digital platform • Acquired Summit providing significant improvement to lease product offering Talent Expansion • Up-Market Commercial talent acquisition • Added Chief DigitalOfficer; building out team • Added Enterprise ProductExecutive • Added Client Experience Executive Enterprise CRM • Company-wide implementation of SFDC • Marketing automation and sales enablement programdevelopment • Sales Management • Operational Integration Client Experience • Improved Cash Management Platform • Improved Online Banking Product • Blend – MortgageOrigination • nCino – Commercial loan origination and online account opening Digital Transformation • Roadmap Creation • Increased Resource Allocation • Enhanced Client Experience LOB | Go-to-Market

10 digital + technology investments enabling simple, consistent & seamless customer experience across channels & making it easy for associates to provide best-in-class customer service. “

11 Enterprise workflow platform – bank operations 1Q 2019 Digital mortgage origination 3Q 2019 Office of Intelligent Automation 1Q 2020 Commercial online banking upgrade 3Q 2021 2Q 2019 Formed Enterprise Digital Solutions, hired Chief Digital Officer 4Q 2019 Digital commercial loan origination 1Q 2020 Digital consumer deposit origination upgrade 4Q 2020 Redesigned bankatfirst.com continued investment in digital solutions, automation + data enablement digital + technology investments Digital PPP forgiveness application 3Q 2020 2Q 2020 Digital marketing platform upgrade Digital PPP loan origination + e-signature 2Q 2020 2Q 2020 Consumer online banking upgrade Online chat + chatbot support 2Q 2020 1Q 2021 Secure chat – consumer online banking Digital wealth platform upgrade 4Q 2021 4Q 2021 Voice ID – customer support Digital PPP loan origination 3.0 1Q 2021 Speech analytics – customer support 2Q 2021 2Q 2021 Integration Services Platform 3Q 2021 Digital small business lending Mortgage e-closing 2022

12 bank transformation All dollars shown in millions Tech Spend consists of data processing, communications, software / equipment depreciation & departmental expenses (primarily salaries & benefits) for the Technology, Digital & Info Security teams. Tech Spend / Total Expense $59.0 $55.5 $48.6 $40.8 $31.5 15.1%14.9%14.8% 14.1% 13.6% 20212020201920182017 Tech Spend % of Total Expense

• engagement • digital engagement1 across core customers increased 9.3% vs. 4Q 2020 • consumer online banking logins increased 22.6% vs. 4Q 2020 • self service • consumer remote deposits increased 15.6% vs. 4Q 2020 • consumer online/mobile transactions increased 17.2% vs. 4Q 2020 • customer satisfaction • avg consumer mobile app ratings, 4Q 2021 vs. 4Q 2020: o ios: 4.36 vs. 4.04 o android: 4.44 vs. 4.19 13 digital + technology highlights Digital Engagement1 51.1% 51.5% 52.4% 54.3% 56.3% 56.7% 57.3% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 % of Core Customers Digitally Engaged • automation + development • eliminated 26k+ hours2 of manual effort in 2021 1 – Represents core customers active in online / mobile banking over the past 30 days of the quarter. 2 - annualized

About First Financial Bancorp Financial Performance Appendix 14 presentation contents

4Q 2021 results 125th Consecutive Quarter of Profitability 15 • EOP assets increased $372.5 million compared to the linked quarter to $16.3 billion • EOP loans decreased $72.6 million compared to the linked quarter to $9.3 billion • Average deposits increased $217.9 million compared to the linked quarter to $12.9 billion • EOP investment securities increased $93.4 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income - $45.7 million • Noninterest expense - $109.6 million; $94.1 million as adjusted • Efficiency ratio – 70.05%. Adjusted1 efficiency ratio – 60.24% • Effective tax rate of 14.0%. Adjusted1 effective tax rate of 22.5% • Net interest income - $110.8 million • Net interest margin of 3.19% on a GAAP basis; 3.23% on a fully tax equivalent basis1 • Net income - $46.9 million or $0.50 per diluted share. Adjusted1 net income - $54.1 million or $0.58 per diluted share • Return on average assets - 1.16%. Adjusted1 return on average assets - 1.34% • Return on average shareholders’ equity – 8.31%. Adjusted1 return on average shareholders’ equity – 9.58% • Return on average tangible common equity - 15.11%1. Adjusted1 return on average tangible common equity - 17.43% • Provision recapture - $7.7 million • Net charge-offs - $7.4 million. NCOs / Avg. Loans - 0.32% annualized • Classified Assets / Total Assets - 0.64% • ACL / Total loans - 1.42% • Total capital ratio – 14.10% • Tier 1 common equity ratio - 10.84% • Tangible common equity ratio - 7.58% • Tangible book value per share - $12.26 • Repurchased no shares during the quarter 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 1

4Q 2021 highlights • Quarterly earnings driven by strong fee income and lower credit costs • Adjusted1 earnings per share - $0.58 • Adjusted1 return on assets - 1.34% • Adjusted1 pre-tax, pre-provision return on assets - 1.54% • Adjusted1 return on average tangible common equity - 17.43% • Loan balances declined primarily due to PPP payoffs/forgiveness; Core loan balances increased $148.8 million2; Average deposit balances increased $217.9 million • Loan balances decreased $72.6 million compared to the linked quarter; PPP loan balances decreased $120.2 million, Sold $143.6 million of CRE loans, acquired $42.3 million2 of leases in Summit acquisition • C&I loan balances, excluding PPP, increased 36.2% on an annualized basis • Average deposit balances increased $217.9 million • Average transactional deposit balances grew $364.0 million compared to the linked quarter • Average noninterest bearing deposits were 32.5% of total deposits • Net interest margin (FTE) in line with expectations • 9 bp decrease from third quarter driven by PPP forgiveness fees and decline in asset yields from excess liquidity on the balance sheet • Decline in asset yields includes 2 bp decline resulting from hotel loan sale • Strong adjusted1 noninterest income of $45.4 million • Record foreign exchange income of $12.8 million, an increase of $3.6 million, or 39.4%, compared to the linked quarter • Strong wealth management fees of $6.0 million, an increase of $0.1 million, or 2.4%, compared to the linked quarter • Other noninterest income of $5.5 million, an increase of $1.1 million, or 23.9%, compared to the linked quarter • Core expenses increased $0.5 million from the linked quarter, driven by increase in incentive compensation tied to strong fee income and overall Company performance • Adjusted1 noninterest expense of $94.1 million; Adjusted1 for $6.1 million reclassification of tax credit investment write-downs, $3.5 million overdraft legal settlement, $4.1 million in Summit acquisition costs and $1.9 million of other costs such as branch consolidation and severance expenses • Efficiency ratio of 70.1%; 60.2% as adjusted1 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 2 The fair value measurements of assets acquired and liabilities assumed in the Summit acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. 16

4Q 2021 highlights • Acquired Summit Funding Group on December 31, 20212 • $116.2 million in leases acquired; $42.3 million financing leases, $73.9 million operating • $63.0 million of goodwill and $34.6 million of other intangible assets created • $143.6 million of CRE loans sold during quarter • $133.9 million hotel loans sold to reduce concentration risk o Resulted in $9.2 million of net charge-offs • $9.7 million distressed office building • Allowance for credit loss (ACL) and provision expense declined compared to linked quarter • Loans and leases - ACL of $132.0 million; 1.42% of total loans, 1.43% excluding PPP; $9.5 million provision recapture • Unfunded Commitments - ACL of $13.4 million; $1.8 million provision expense • Provision recapture driven by lower classified asset balances and improved credit outlook • Classified assets declined $60.6 million, or 36.7% • Strong capital ratios • Total capital of 14.10%; Tier 1 common equity of 10.84% • Tangible book value decreased by $0.83 to $12.26 due to Summit acquisition • Tangible common equity of 7.58% • No shares repurchased in fourth quarter 17 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 2 The fair value measurements of assets acquired and liabilities assumed in the Summit acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available.

adjusted net income1 18 The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 110,806$ 110,806$ 113,410$ 113,410$ Provision for credit losses-loans and leases (9,525)$ (9,525)$ (8,193)$ (8,193)$ Provision for credit losses-unfunded commitments 1,799$ 1,799$ (1,951)$ (1,951)$ Noninterest income 45,660$ 45,660$ 42,537$ 42,537$ less: gains (losses) on investment securities 306 A - (205) A less: other - - A - 500 A Total noninterest income 45,660$ 45,354$ 42,537$ 42,242$ Noninterest expense 109,605$ 109,605$ 99,058$ 99,058$ less: tax credit investment - 6,120 A - 5,309 A less: legal settlement - 3,456 A - - A less: Summit acquistion costs - 4,095 A - - A less: other - 1,870 A - 181 A Total noninterest expense 109,605$ 94,064$ 99,058$ 93,568$ Income before income taxes 54,587$ 69,822$ 67,033$ 72,228$ Income tax expense 7,642$ 7,642$ 7,021$ 7,021$ plus: after-tax impact of tax credit investment @ 21% - 4,835 - 4,194 plus: tax effect of adjustments (A) @ 21% statutory rate - 3,199 - 1,091 Total income tax expense 7,642$ 15,676$ 7,021$ 12,306$ Net income 46,945$ 54,146$ 60,012$ 59,922$ Net earnings per share - diluted 0.50$ 0.58$ 0.63$ 0.63$ Pre-tax, pre-provision return on average assets 1.16% 1.54% 1.41% 1.54% 4Q 2021 3Q 2021 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts profitability 19 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Efficiency Ratio $0.50 $0.63 $0.52$0.48$0.49 $0.58 $0.63 $0.58 $0.50 $0.51 4Q213Q212Q211Q214Q20 Diluted EPS Adjusted EPS 1 1.16% 1.49% 1.26%1.20%1.20% 1.34% 1.49% 1.39% 1.24%1.23% 4Q213Q212Q211Q214Q20 ROA Adjusted ROA 1 15.11% 19.03% 16.31%15.24%15.50% 17.43% 19.00%18.03% 15.80%15.94% 4Q213Q212Q211Q214Q20 ROATCE Adjusted ROATCE 1 63.8% 60.0% 63.5% 63.5% 70.1% 56.8% 58.4% 58.4% 60.1% 60.2% 4Q20 1Q21 2Q21 3Q21 4Q21 Efficiency Ratio Adjusted Efficiency Ratio 1

net interest income & margin 20 Net Interest Margin (FTE) 4Q21 NIM (FTE) Progression Net Interest Income All dollars shown in millions $6.5$3.9$3.4$3.2$5.5 $2.3$3.0$3.5$3.4$3.9 $5.6$9.3$9.2$10.0 $110.8 $113.4$114.0$113.9 $118.5 4Q213Q212Q211Q214Q20 Loan Fees Loan Accretion PPP Interest/Fees 2.82%2.87%2.89%2.96%2.91% 0.18%0.11%0.10% 0.09%0.15% 0.07%0.09%0.10% 0.10%0.12% 0.16%0.25%0.22% 0.25% 0.31% 3.23% 3.32%3.31% 3.40% 3.49% 4Q213Q212Q211Q214Q20 Basic Margin (FTE) Loan Fees Loan Accretion PPP Fees 3Q21 3.32% PPP loan fees -0.09% Loan accretion -0.02% Other loan fees 0.07% Asset yields/mix -0.06% Deposit/funding costs/mix 0.01% 4Q21 3.23%

Variable ≤12m 56% Variable ≤12m - Out of the Money Floors 9% Hybrid >12m 9% Fixed 26% 21 1NII – Year 1 impact, represents percentage change for immediate parallel changes in rates. Data as of 12/31/21. 2Reflects percentage of loans classified as variable rate and repricing in ≤12m, variable rate and repricing in ≤12m with out of the money floors, hybrid variable rate repricing in >12m, or fixed rate, including loans held for sale. Data as of 12/31/21. 3Schedule reflects remaining maturity or repricing frequency for all fixed rate loans or hybrid variable rate loans repricing in >12m, including loans held for sale. Data as of 12/31/21. asset sensitive balance sheet positioning -4.6% 8.5% 16.4% -100 bps +100 bps +200 bps Net Interest Income Sensitivity 1 Loans - Variable Exposure2 Fixed/Hybrid Years to Maturity/Repricing3 11% 8% 11% 70% ≤1 yr 1-2 yrs 2-3 yrs > 3 yrs

liquid balance sheet presents opportunity 22 1Historical data adjusted for the combination with MainSource Financial Group, Inc. using the sum of the individual components. 2”Prior Fed Cycle” begins 3Q15 and ends 2Q19. The “Current Fed Cycle” begins 3Q19 to present. Historical Deposit and Loan Betas1,2 88% 87% 88% 81% 79% 76% 74% 72% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Loans / Deposits Ratio 23% 22% 22% 25% 26% 28% 29% 30% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Cash + Securities / Assets Total Deposit Beta Loan Beta Excess Liquidity Provides Significant Tailwind 53.1% 72.0% Prior Fed Cycle (+225bps) Current Fed Cycle (-225bps) 24% 31% Prior Fed Cycle (+225bps) Current Fed Cycle (-225bps)

diverse and growing fee revenues 23 Noninterest Income 4Q21 Highlights All dollars shown in thousands • Total fee income 29.2% of net revenue • Foreign exchange income of $12.8 million; increased $3.6 million, or 39.4%, from linked quarter • Trust and wealth management fees of $6.0 million; increase of $0.1 million, or 2.4%, from linked quarter • Deposit service charge income of $8.6 million; increased $0.1 million, or 1.1%, from the linked quarter • Mortgage banking income of $6.5 million; decreased $2.1 million, or 24.4%, from the linked quarter • Client derivative income of $2.3 million; remained unchanged from the linked quarter • Other noninterest income of $5.8 million; increased $1.6 million, or 37.3%, from the linked quarter • Driven by $1.2 million increase in syndication fees Service charges $8,645 19% Wealth Mgmt $6,038 13% Bankcard income $3,602 8% Client derivative fees $2,303 5% Foreign exchange income $12,808 28% Mortgage origination income $6,492 14% Other $5,772 13% Total $45.7 million well managed expenses 24 Noninterest Expense 4Q21 Highlights All dollars shown in thousands • Core expenses increased $0.5 million from the linked quarter, driven by incentive compensation tied to overall Company performance • Adjustments include: • $6.1 million tax credit investment write-down • $3.5 million of overdraft legal settlement • $4.1 million of Summit acquisition costs • $1.9 million of other costs not expected to recur such as branch consolidation and severance Salaries and benefits $62,170 57% Occupancy and equipment $8,493 8% Data processing $8,261 8% Professional services $5,998 5% Intangible amortization $2,401 2% Other $22,282 20% Total $109.6 million average balance sheet 25 Average Loans Average Securities Average Deposits All dollars shown in millions 1 Includes loans fees and loan accretion $9,283$9,503$9,832$9,952$10,128 3.96% 4.03%3.98%4.03% 4.18% 4Q213Q212Q211Q214Q20 Gross Loans Loan Yield (Gross) 1 $12,885$12,667$12,711$12,372$11,925 0.10%0.10%0.12%0.14% 0.20% 4Q213Q212Q211Q214Q20 Total Deposits Cost of Deposits $4,344$4,189$4,130$3,783$3,404 2.29%2.31%2.37% 2.54% 2.71% 4Q213Q212Q211Q214Q20 Average Investment Securities Investment Securities Yield

attractive deposit portfolio 26 Deposit Product Mix (Avg) 4Q21 Average Deposit Progression All dollars shown in millions Total growth/(decline): $217.9 million Interest-bearing demand $1,808 14% Noninterest- bearing $3,946 31% Savings $1,295 10% Money Markets $2,371 18% Retail CDs $974 8% Brokered CDs $382 3% Public Funds $2,109 16% Total $12.9 billion $26.1 $179.6 $25.9 $49.3 -$27.9 -$117.6 $82.5 Interest-bearing demand Noninterest-bearing Savings Money Markets Retail CDs Brokered CDs Public Funds

loan portfolio 27 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) 1 Net of unearned fees of $2.6 million All dollars shown in millions Total growth/(decline): ($72.6 million) ICRE $3,861 42% Commercial & Small Business Banking $2,660 29% Consumer $852 9% Mortgage $969 10% Oak Street $528 6% Franchise $320 3% Summit $42 0% PPP $56 1% Total $9.3 Billion 1 $49.3 $161.8 $25.3 -$19.8 -$29.5 -$38.2 $42.3 -$143.6 -$120.2 ICRE Commercial & Small Business Banking Consumer Mortgage Oak Street Franchise Summit Loan Sale PPP

Finance & Insurance 23% Manufacturing 16% Real Estate 14% Accommodation & Food Services 8% Health Care 6% Professional & Tech 6% Construction 6% Wholesale Trade 4% Retail Trade 3% Transportation & Warehousing 3% Other 11% C&I Loans: $2.9B Residential, Multi Family 5+ 19% Office 18% Retail 14% Hotel/Motel 7% Nursing/Assisted Living 6% Industrial Facility 5% Warehouse 5% Restaurant 3% Medical Office 3% Other 20% CRE Loans: $4.5B loan concentrations 28 C&I Loans by Industry CRE Loans by Collateral 1 Industry types included in Other representing greater than 1% of total C&I loans include Public Administration, Agriculture, Waste Management, Other Services, and Arts & Recreation. Includes owner-occupied CRE. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Manufacturing Facility, Residential 1-4 Family, Farmland, Residential Multi-Family 5+ Construction, Real Estate IUB Other, Student Housing, Church, and Recreation Facility.

current expected credit losses - loans and leases 29 ACL / Total Loans 4Q21 Highlights All dollars shown in thousands • $145.4 million combined ACL; $7.7 million combined provision recapture • $132.0 million ACL – loans and leases, or 1.42% of loan balances; 1.43% excluding PPP • $9.5 million of provision recapture; driven by lower classified asset balances and improved credit outlook • Utilized December Moody’s baseline forecast in quantitative model • $13.4 million ACL – unfunded commitments; $1.8 million provision expense for this portion of the ACL ACL by Loan Type All dollars shown in millions $132.0 $148.9 $159.6 $169.9$175.7 1.42% 1.59% 1.68% 1.71%1.77% 4Q213Q212Q211Q214Q20 Allowance for Credit Losses ACL / Total Loans 4Q20 1Q21 2Q21 3Q21 4Q21 Loans Commercial and industrial 51,454$ 45,139$ 46,797$ 43,534$ 44,052$ Lease financing 995 1,015 1,457 1,083 1,633 Real estate -construction 21,736 22,734 20,359 15,390 11,874 Real estate - commercial 76,795 78,669 70,305 68,594 53,420 Real estate - residential 8,560 7,748 6,879 6,480 6,225 Home equity 11,869 10,760 9,684 9,538 9,643 Installment 1,215 1,235 1,211 1,177 1,097 Credit card 3,055 2,623 2,898 3,107 4,048 ACL-loan and lease losses 175,679$ 169,923$ 159,590$ 148,903$ 131,992$ ACL-unfunded commitments 12,503$ 13,040$ 13,558$ 11,607$ 13,406$

asset quality 30 Nonperforming Assets / Total AssetsClassified Assets / Total Assets Net Charge Offs & Provision Expense1 . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions $104.8 $165.5 $182.5 $196.8 $142.0 0.64% 1.04% 1.14% 1.22% 0.89% 4Q213Q212Q211Q214Q20 Classified Assets Classified Assets / Total Assets $60.1 $77.8 $98.8$97.7 $89.1 0.37% 0.49% 0.62%0.60%0.56% 4Q213Q212Q211Q214Q20 NPAs NPAs / Total Assets $6.6 $9.2 $5.6 $2.5 $7.4 $11.5 $4.0 -$4.2 -$10.1 -$7.7 0.32% 0.10% 0.23% 0.38% 0.26% 4Q20 1Q21 2Q21 3Q21 4Q21 NCOs Provision Expense NCOs / Average Loans

hotel loan portfolio 31 • Sold 13 hotel loans totaling $133.9 million of balances • All loans were rated Watch, Special Mention, or Classified (including two nonaccrual credits under bankruptcy plans) • $9.2 million of net charge-offs recorded as a result of the sale • Reduces portfolio’s hotel concentration and exposure to: • Continued industry disruption from COVID-19 • A potential prolonged recovery in business and convention related travel • Newly constructed assets yet to stabilize • Geographic concentrations Hotels by Flag Hotels by Geography • $326 million balance represents 3.5% of the total loan portfolio • 28% decline in balances from last quarter driven by $134 million sale of hotel loan pool • Active deferrals declined to zero from $67 million as of 9/30/21 • $21 million rated substandard or worse as of 12/31/21, down 56% from last quarter Portfolio Overview Loan Sale Overview $133 41% $93 28% $52 16% $13 4% $35 11% Marriott Hilton IHG Choice Other $226 69% $100 31% Footprint Out of Footprint

Summit acquisition 32 • $116.2 million in leases acquired; $42.3 million financing leases, $73.9 million operating • $63.0 million of goodwill and $34.6 million of other intangible assets created • Summit is a full-service equipment finance company operating throughout the U.S. and Canada • Long history of originating high-quality “bank- ready” leases • Attractive opportunity for First Financial to leverage low cost of funds, hold production on balance sheet and benefit from highly attractive unit economics • Loss-adjusted total lease yields of ~8% • Has developed exceptional asset management expertise • Founded, grown and managed by exceptional leadership • Led by founder Rick Ross; all members of management will join First Financial Scaled Platform • ~$400 million of annual originations (2022E), growing at double-digits • Currently manages ~$500 million outstanding balances across 4,000 leases Deep and Diverse Relationships Highly Attractive Risk Adjusted Returns • Total lease yields of ~9.3% (implicit lease rate of ~6.3% and residual realization of ~3.0%) • Loss history <1% average annual COs • 200+ SME businesses and corporates • Significant cross-sell opportunity 1The fair value measurements of assets acquired and liabilities assumed in the Summit acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. Company Overview Transaction Overview1 Key Statistics

33 Investment Portfolio Composition Investment Portfolio Quality Total: $4.4B Duration: 3.8 Yrs Liquidity Sources • In addition to deposits, First Financial has approximately $7.8 billion of readily available funding sources to meet customer needs through the following sources: • Fed funds • FHLB funding • Brokered CDs • Highly liquid securities • Fed discount window • First Financial has the following sources of liquidity at the holding company: • $49.7 million in cash as of December 31, 2021 • $166.2 million dividend capacity from First Financial Bank without prior regulatory approval investment portfolio and liquidity Municipal bond securities 25% Commercial MBSs 18% Asset-backed securities 16% Agency pass- through securities 16% Agency CMOs 8% Non-Agency CMOs 8% Corporate securities 4% Debt obligations of U.S. Gov't Agency 2% Regulatory stock 2% Non-Agency pass-through securities 1% Agency 39% AAA 15% A 5% AA 5% AA- 4% AA+ 3% Treasury 3% BBB 2% Regulatory Stock 2%Other 22%

capital 34 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 12/31 Risk Weighted Assets = $11,645,769 All capital numbers are considered preliminary. Tier 1 Capital Ratio 10.84% 11.54%11.78%11.81%11.82% 7.00% 4Q213Q212Q211Q214Q20 Tier 1 Common Equity Ratio Basel III minimum 11.22% 11.92%12.16%12.19%12.20% 8.50% 4Q213Q212Q211Q214Q20 Tier 1 Capital Ratio Basel III minimum 14.10% 14.97%15.31%15.41%15.55% 10.50% 4Q213Q212Q211Q214Q20 Total Capital Ratio Basel III minimum 7.58% 8.21%8.37%8.22% 8.47% 4Q213Q212Q211Q214Q20 Tangible Common Equity Ratio

capital strategy 35 Strategy & Deployment Tangible Book Value Per Share • 3.8% annualized dividend yield • 45.9% of 4Q21 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend expected to remain unchanged in near-term • No shares repurchased in 4Q21 • New repurchase plan authorized for up to 5 million shares $12.26 $13.09 $13.08 $12.78 $12.93 4Q213Q212Q211Q214Q20 Tangible Book Value per Share • Decline in TBV per share driven by Summit acquisition outlook commentary1 • Loan balances expected to grow mid single digits in near term, excluding PPP and Summit • Securities balances expected to come down slightly over the near-term • Deposit balances expected to be consistent over near-term with no significant outflows 36 • Expected to be $91-93 million; excludes Summit • Will fluctuate with fee incomeNoninterest Expense Net Interest Margin Balance Sheet Credit • Continued improvement expected in credit quality trends • Provision recapture expected in the near term, but less than back half of 2021 • Allowance for credit losses expected to decline • Uncertainty regarding supply chain, pandemic and inflation Noninterest Income • Total fee income expected to be $38-40 million; excludes Summit • Seasonal decrease in mortgage banking • Seasonal decline in overdraft fees combined with program changes 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Will be impacted by timing of PPP forgiveness fees; concludes in first half of 2022 • Expected to be relatively stable in the near-term, excluding PPP • Asset sensitive position advantageous with rising rates Capital • Will continue to evaluate capital deployment opportunities • Maintain dividend at current levels Summit • Has negligible impact on 2022 earnings per share • Near-term financial impact negatively affected by intangible amortization • $400 million of annual originations, growing at double-digits

About First Financial Bancorp Financial Performance Appendix 37 presentation contents appendix: our markets 38 • Greater Cincinnati/Dayton • Loans $4.3 billion • Deposits $5.3 billion • Deposit Market Share T-4 (3.0%) • Banking Centers 52 • Fortune 500 Companies 8 • Indianapolis • Loans $0.9 billion • Deposits $0.8 billion • Deposit Market Share #14 (1.3%) • Banking Centers 10 • Fortune 500 Companies 2 • Columbus, OH • Loans $1.1 billion • Deposits $0.6 billion • Deposit Market Share #15 (0.6%) • Banking Centers 6 • Fortune 500 Companies 5 • National • Loans $1.1 billion • Deposits $0.3 billion • Louisville • Loans $0.4 billion • Deposits $0.7 billion • Deposit Market Share #13 (1.4%) • Banking Centers 8 • Fortune 500 Companies 3 • Community Markets • Loans $1.5 billion • Deposits $5.2 billion • Banking Centers 63 All numbers as of 12/31/2021 except deposit market share which is as of 6/30/2021. Greater Cincinnati/Dayton and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances.

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 39 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 40 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, 2021 2021 2021 2021 2020 Net interest income 110,806$ 113,410$ 114,026$ 113,876$ 118,473$ Tax equivalent adjustment 1,386 1,434 1,619 1,652 1,613 Net interest income - tax equivalent 112,192$ 114,844$ 115,645$ 115,528$ 120,086$ Average earning assets 13,793,644$ 13,724,403$ 14,007,765$ 13,781,760$ 13,675,604$ Net interest margin1 3.19% 3.28% 3.27% 3.35% 3.45 % Net interest margin (fully tax equivalent)1 3.23% 3.32% 3.31% 3.40% 3.49 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 41 All dollars shown in thousands Additional non-GAAP ratios Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, (Dollars in thousands, except per share data) 2021 2021 2021 2021 2020 Net income (a) 46,945$ 60,012$ 50,888$ 47,315$ 48,312$ Average total shareholders' equity 2,241,820 2,261,293 2,263,687 2,272,749 2,256,062 Less: Goodw ill (938,453) (937,771) (937,771) (937,771) (937,771) Other intangibles (56,120) (58,314) (60,929) (63,529) (66,195) MSR's (14,886) (14,215) (13,310) (12,749) (12,186) Average tangible equity (b) 1,232,361 1,250,993 1,251,677 1,258,700 1,239,910 Total shareholders' equity 2,258,942 2,236,170 2,269,507 2,258,942 2,282,070 Less: Goodw ill (1,000,749) (937,771) (937,771) (937,771) (937,771) Other intangibles (88,898) (56,811) (59,391) (61,984) (64,552) MSR's (15,469) (14,852) (14,142) (13,156) (12,810) Ending tangible equity (c) 1,153,826 1,226,736 1,258,203 1,246,031 1,266,937 Total assets 16,329,141 15,956,593 16,037,919 16,175,071 15,973,134 Less: Goodw ill (1,000,749) (937,771) (937,771) (937,771) (937,771) Other intangibles (88,898) (56,811) (59,391) (61,984) (64,552) MSR's (15,469) (14,852) (14,142) (13,156) (12,810) Ending tangible assets (d) 15,224,025 14,947,159 15,026,615 15,162,160 14,958,001 Risk-w eighted assets (e) 11,645,769 11,399,782 11,318,590 11,304,012 11,219,114 Total average assets 16,036,417 15,995,808 16,215,469 16,042,654 16,030,986 Less: Goodw ill (938,453) (937,771) (937,771) (937,771) (937,771) Other intangibles (56,120) (58,314) (60,929) (63,529) (66,195) MSR's (14,886) (14,215) (13,310) (12,749) (12,186) Average tangible assets (f) 15,026,958$ 14,985,508$ 15,203,459$ 15,028,605$ 15,014,834$ Ending shares outstanding (g) 94,149,240 93,742,797 96,199,509 97,517,693 98,021,929 Ratios Return on average tangible shareholders' equity (a)/(b) 15.11% 19.03% 16.31% 15.24% 15.50% Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 7.58% 8.21% 8.37% 8.22% 8.47% Risk-w eighted assets (c)/(e) 9.91% 10.76% 11.12% 11.02% 11.29% Average tangible equity as a percent of average tangible assets (b)/(f) 8.20% 8.35% 8.23% 8.38% 8.26% Tangible book value per share (c)/(g) 12.26$ 13.09$ 13.08$ 12.78$ 12.93$ Three months ended, appendix: non-GAAP to GAAP reconciliation 42 Additional non-GAAP measures 2Q21 1Q21 4Q20 As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) 110,806$ 110,806$ 113,410$ 113,410$ 114,026$ 114,026$ 113,876$ 113,876$ 118,473$ 118,473$ Provision for credit losses-loans and leases (j) (9,525) (9,525) (8,193) (8,193) (4,756) (4,756) 3,450 3,450 13,758 13,758 Provision for credit losses-unfunded commitments (j) 1,799 1,799 (1,951) (1,951) 517 517 538 538 (2,250) (2,250) Noninterest income 45,660 45,660 42,537 42,537 42,987 42,987 40,322 40,322 61,515 61,515 less: gains (losses) on sale of investment securities 306 (205) (104) (54) 196 less: gains from the redemption of Visa B shares - - - - 13,397 less: other - 500 - 193 (157) Total noninterest income (g) 45,660 45,354 42,537 42,242 42,987 43,091 40,322 40,183 61,515 48,079 Noninterest expense 109,605 109,605 99,058 99,058 99,643 99,643 92,506 92,506 114,798 114,798 less: severance and merger-related expenses - - 98 1,261 29 less: tax credit investments 6,120 5,309 1,156 208 5,071 less: contribution to First Financial Foundation - - - - 5,000 less: debt extinguishment - - - - 7,257 less: legal settlement 3,456 - 3,825 - - less: Summit acquisition costs 4,095 - - - - less: COVID-19 and other 1,870 181 2,772 1,054 2,877 Total noninterest expense (e) 109,605 94,064 99,058 93,568 99,643 91,792 92,506 89,983 114,798 94,564 Income before income taxes (i) 54,587 69,822 67,033 72,228 61,609 69,564 57,704 60,088 53,682 60,480 Income tax expense 7,642 7,642 7,021 7,021 10,721 10,721 10,389 10,389 5,370 5,370 plus: tax effect of adjustments 4,835 4,194 913 501 1,428 plus: after-tax impact of tax credit investments @ 21% 3,199 1,091 1,671 164 4,005 Total income tax expense (h) 7,642 15,676 7,021 12,306 10,721 13,305 10,389 11,054 5,370 10,803 Net income (a) 46,945$ 54,146$ 60,012$ 59,922$ 50,888$ 56,259$ 47,315$ 49,034$ 48,312$ 49,677$ Average diluted shares (b) 93,762 93,762 95,144 95,144 97,010 97,010 97,728 97,728 98,021 98,021 Average assets (c) 16,036,417 16,036,417 15,995,808 15,995,808 16,215,469 16,215,469 16,042,654 16,042,654 16,030,986 16,030,986 Average shareholders' equity 2,241,820 2,241,820 2,261,293 2,261,293 2,263,687 2,263,687 2,272,749 2,272,749 2,256,062 2,256,062 Less: Goodwill and other intangibles (1,009,459) (1,009,459) (1,010,300) (1,010,300) (1,012,010) (1,012,010) (1,014,049) (1,014,049) (1,016,152) (1,016,152) Average tangible equity (d) 1,232,361 1,232,361 1,250,993 1,250,993 1,251,677 1,251,677 1,258,700 1,258,700 1,239,910 1,239,910 Ratios Net earnings per share - diluted (a)/(b) 0.50$ 0.58$ 0.63$ 0.63$ 0.52$ 0.58$ 0.48$ 0.50$ 0.49$ 0.51$ Return on average assets - (a)/(c) 1.16% 1.34% 1.49% 1.49% 1.26% 1.39% 1.20% 1.24% 1.20% 1.23% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 1.16% 1.54% 1.41% 1.54% 1.42% 1.62% 1.56% 1.62% 1.62% 1.79% Return on average tangible shareholders' equity - (a)/(d) 15.11% 17.43% 19.03% 19.00% 16.31% 18.03% 15.24% 15.80% 15.50% 15.94% Efficiency ratio - (e)/((f)+(g)) 70.1% 60.2% 63.5% 60.1% 63.5% 58.4% 60.0% 58.4% 63.8% 56.8% Effective tax rate - (h)/(i) 14.0% 22.5% 10.5% 17.0% 17.4% 19.1% 18.0% 18.4% 10.0% 17.9% (Dollars in thousands, except per share data) 4Q21 3Q21

43 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202